Exhibit 10.1
TWELFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS TWELFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of November 28, 2018 is by and among CELADON GROUP, INC. (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

A. Certain credit facilities have been provided to the Loan Parties pursuant to that certain Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of December 12, 2014 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent.

B. The Borrower has informed the Administrative Agent and the Lenders that it intends to consummate one or more Qualifying Liquidity Events and use the proceeds of such Qualifying Liquidity Events to repay certain Obligations.

C. The Borrower has requested that the Lenders make certain amendments to the Credit Agreement.

D. The Lenders have agreed to do so on the terms and conditions set forth in this Amendment.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Estoppel, Acknowledgement and Reaffirmation.  The undersigned Loan Parties hereby acknowledge and agree that, as of the date hereof, the Outstanding Amount of the Committed Loans and L/C Obligations constitute valid and subsisting obligations of such Loan Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.  The undersigned Loan Parties hereby acknowledge the Loan Parties’ obligations under the respective Loan Documents to which they are party.  Each of the undersigned Loan Parties hereby (i) acknowledges that it has granted Liens in favor of the Administrative Agent pursuant to, and is a party to, the Collateral Documents (including, with respect to certain Guarantors, pursuant to the Joinder Agreements executed by such Guarantors); (ii) reaffirms that each of the Liens created and granted in or pursuant to the Collateral Documents is valid and subsisting as of the date hereof; (iii) agrees that such Liens shall continue in effect as security for all Obligations; and (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect such Liens.

3.  Audit Events.

(a)     The Administrative Agent and the Lenders hereby acknowledge and agree that, until the earlier of (x) June 28, 2019 and (y) such time as the Borrower has received a determination from its auditors that the financial statements of the Borrower as delivered prior to the date hereof impacted by the Audit Events (as defined in that certain Eighth Amendment to Credit Agreement dated as of March 30, 2018 by and among the parties hereto), or as the same may be restated as deemed necessary by its auditors, can be relied upon, notice of which shall be provided to the Administrative Agent promptly and in any event within one (1) Business Day:

(i)       any representations and warranties as to preparation of financial statements of the Borrower in accordance with GAAP made or deemed to be made by the Loan Parties in connection with the delivery of (x) such financial statements under Sections 6.01(a), 6.01(b), and 6.02(o) of the Credit Agreement or (y) a Request for Credit Extension delivered under Section 4.02(c) of the Credit Agreement, shall be deemed to be qualified in their entirety by reference to and disclosure of the Audit Events, and no such representation or warranty shall be deemed untrue solely as a result of the occurrence of the Audit Events;

(ii)     the delivery of annual financial statements for Borrower’s fiscal years ended June 30, 2017 and 2018 that are not audited and not accompanied by a report and opinion of an independent certified public accountant shall not, in and of itself, constitute a failure to satisfy the requirements set forth in Section 6.01(a) of the Credit Agreement; and

(iii)     the existence of the Audit Events shall not, in and of itself, constitute a failure to satisfy the condition precedent set forth in Section 4.02(a) of the Credit Agreement.

(b)       Prior to June 28, 2019, the Loan Parties shall not make any Investment pursuant to Section 7.02(e) or (f) of the Credit Agreement, except for the following in an aggregate amount not to exceed $4,000,000 at any one time outstanding: (i) payroll, settlement, and similar advances to employees, drivers (including independent contractors), consultants or other service providers to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes; (ii) reasonable and customary advances of relocation expenses to employees and repair expense to independent contractors in the ordinary course of business; and (iii) advances to the Borrower’s Mexican Subsidiaries in the ordinary course of business based on accounts receivable generated by such Subsidiaries not to exceed $750,000 at any one time outstanding.

4.      Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth below, the Credit Agreement is hereby amended as follows:

(a)       Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and substituting the following therefor:
“Aggregate Commitments” means the Commitments of all Lenders.  The amount of the Aggregate Commitments in effect (i) from the Twelfth Amendment Effective Date through and including January 30, 2019 shall be $238,240,000; (ii) from January 31, 2019 through and including February 27, 2019 shall be $178,240,000; (iii) from February 28, 2019 through and including March 30, 2019 shall be $128,240,000 and (iv) from and after March 31, 2019 shall be $93,240,000, in each case, as such amount may be reduced pursuant to this Agreement.

“Excluded Dispositions” means, collectively, any Disposition of the following assets and the Loan Parties’ entry into one or more agreements with respect to such Disposition:
Real property located at 1651 Old Greensboro Road, Kernersville, North Carolina
Real property located at 2499 McGaw Road, Obetz, Ohio
Real property located at 2847 East 600 South, Warren, Indiana
Refrigerated Trailers (as defined in the Tenth Amendment)

“Fixed Charge Coverage Ratio” means, with respect to the Borrower and its Subsidiaries on a consolidated basis for any period of twelve consecutive months, and on a Pro Forma Basis (if applicable), the ratio of (a) the sum for such period of (i) Adjusted EBITDAR, minus (ii) dividends and distributions to shareholders of Borrower declared or paid, to (b) the sum for such period of (i) interest expense, plus (ii) cash taxes, plus (iii) scheduled principal payments of Indebtedness to the extent paid, plus (iv) Rent Expense to the extent paid.

“L/C Expiration Date” means March 2, 2020.

“Maturity Date” means June 28, 2019.

“Maximum Borrowing Amount” means (i) as of the Twelfth Amendment Effective Date, an amount equal to $203,240,000; (ii) as of January 31, 2019, an amount equal to $143,240,000 minus the amount by which the Maximum Borrowing Amount has been reduced pursuant to Section 2.05 due to the Disposition permitted by Section 7.05(d)(ii) after the Twelfth Amendment Effective Date and prior to January 31, 2019; (iii) as of February 28, 2019, an amount equal to $93,240,000 minus the amount by which the Maximum Borrowing Amount has been reduced pursuant to Section 2.05 due to the Disposition permitted by Section 7.05(d)(ii) after the Twelfth Amendment Effective Date and prior to February 28, 2019 and (iv) as of March 31, 2019, an amount equal to $58,240,000 minus the amount by which the Maximum Borrowing Amount has been reduced pursuant to Section 2.05 due to the Disposition permitted by Section 7.05(d)(ii) after the Twelfth Amendment Effective Date and prior to March 31, 2019, in each case, as such amount may be subsequently reduced from time to time pursuant to Section 2.05 or increased up to an amount not to exceed the Aggregate Commitments with the written consent of the Required Lenders.

“Maximum Outstanding Amount” means (i) as of the Twelfth Amendment Effective Date, an amount equal to $238,240,000; (ii) as of January 31, 2019, an amount equal to $178,240,000 minus the amount by which the Maximum Outstanding Amount has been reduced pursuant to Section 2.05 due to the Disposition permitted by Section 7.05(d)(ii) after the Twelfth Amendment Effective Date and prior to January 31, 2019; (iii) as of February 28, 2019, an amount equal to $128,240,000 minus the amount by which the Maximum Outstanding Amount has been reduced pursuant to Section 2.05 due to the Disposition permitted by Section 7.05(d)(ii) after the Twelfth Amendment Effective Date and prior to February 28, 2019 and (iv) as of March 31, 2019, an amount equal to $93,240,000 minus the amount by which the Maximum Outstanding Amount has been reduced pursuant to Section 2.05 due to the Disposition permitted by Section 7.05(d)(ii) after the Twelfth Amendment Effective Date and prior to March 31, 2019, in each case, as such amount may be subsequently reduced from time to time pursuant to Section 2.05 or increased up to an amount not to exceed the Aggregate Commitments with the written consent of the Required Lenders.

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions to such section in the appropriate alphabetical order:

“Twelfth Amendment” means that certain Twelfth Amendment to Amended and Restated Credit Agreement, dated as of the Twelfth Amendment Effective Date, by and among the Loan Parties (excluding the Mexican Loan Parties), the Administrative Agent and the Lenders.
“Twelfth Amendment Budget” shall mean the consolidated forecast of cash flows for the Borrower and its Subsidiaries for the thirteen (13) weeks immediately following the Twelfth Amendment Effective Date, delivered to the Administrative Agent on or prior to the Twelfth Amendment Effective Date.
“Twelfth Amendment Effective Date” means November 28, 2018.
(c)       The definition of “Minimum Collateral Amount” in Section 1.01 of Credit Agreement is hereby amended by (i) replacing each occurrence of the amount “105%” in such definition with the amount “110%” (ii) replacing the words “provisions of Section 2.15(a)(i), (a)(ii) or (a)(iii)” in clause (ii) of such definition with the words “provisions of Sections 2.14(a), 2.15(a)(i), 2.15(a)(ii), 2.15(a)(iii) or 6.26”.
(d)       The definition of “Total Assets” in Section 1.01 of Credit Agreement is hereby amended by replacing the amount “$85,000,000” in such definition with the amount “$93,000,000”.
(e)        Section 2.02(a) of the Credit Agreement is hereby amended by replacing the time “11:00 am” in such section with the time “1:00 pm”.
(f)         Section 2.02(b) of the Credit Agreement is hereby amended by replacing the time “1:00 pm” in such section with the time “2:30 pm”.
(g)        Section 2.03(a)(i)(1) of the Credit Agreement is hereby amended by replacing the words “until the L/C Expiration Date” in such section with the words “until the Maturity Date”.
(h)        Section 2.03(i) of the Credit Agreement is hereby amended by adding the following sentence to the end of such section:
 Notwithstanding anything to the contrary contained in this Agreement (except for the provisions of Section 2.08(b)), from and after March 1, 2019, the Applicable Rate with respect to Letters of Credit shall be 8.00% per annum.
(i)         Section 2.05(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(f) If for any reason, at any time, the ratio of (a) Total Assets as set forth in the Asset Coverage Ratio Certificate most recently delivered pursuant to Section 6.02(h) to (b) Total Outstandings is less than 1.0 to 1.0 at any time, the Borrower shall on the next Business Day prepay Loans and/or Cash Collateralize the Dollar Equivalent of the L/C Obligations in the aggregate amount necessary to reduce the Total Outstandings to an amount that would comply with the applicable foregoing ratio, without a corresponding reduction of the Aggregate Commitments, the Maximum Outstanding Amount or the Maximum Borrowing Amount.

(j)        Section 2.08(d) of the Credit Agreement is hereby amended by inserting the words “(except for the provisions of Section 2.08(b))” immediately after the words “Notwithstanding anything to the contrary set forth in this Agreement”.
(k)       Section 2.09(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(b)           [Reserved].
(l)         Section 4.02(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(f)            After giving effect to the proposed Credit Extension, the ratio of (a) Total Assets as set forth in the Asset Coverage Ratio Certificate most recently delivered pursuant to Section 6.02(h) to (b) Total Outstandings shall not be less than 1.0 to 1.0.
(m)       Sections 6.02(j) and (k) of the Credit Agreement are hereby amended and restated to read as follows:
(j)             prior to 4:00 pm Eastern time on the third Business Day of each calendar week, (1) a consolidated forecast of cash flows for the Borrower and its Subsidiaries for the thirteen (13) weeks following each such delivery date, in form and detail satisfactory to the Administrative Agent and (2) a schedule of professional fee obligations of the Borrower and its Subsidiaries that have been invoiced to date detailed by firm and including the amount owed to such firm and the timing and amount of projected payments to such firm for the period included in such forecast;
(k)            prior to 4:00 pm Eastern time on the third Business Day of each calendar week, (1) a report reconciling actual cash flows for the Borrower and its Subsidiaries with (i) the previously-delivered weekly forecast and (ii) the Twelfth Amendment Budget and (2) a report listing (i) all Vehicles, excluding Lien Prohibited Vehicles, for which Lien Vehicle Documentation has not been delivered to the Administrative Agent’s designee as of the end of the preceding calendar week and (ii) all Vehicles for which Lien Vehicle Documentation has been delivered to the Administrative Agent’s designee during the preceding calendar week for the purpose of satisfying the requirements of Section 6.17;
(n)       Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (dd), (ii) replacing the period at the end of clause (ee) with a semicolon and (iii) adding the following new clauses (ff) and (gg) to such section:
(ff)           on or before March 31, 2019, a certificate signed by a Responsible Officer of the Borrower confirming that the Borrower has executed one or more letters of intent and paid the necessary due diligence or similar upfront fees required thereunder in connection with a prospective transaction or transactions, the closing of which would enable the Borrower to repay in full all Obligations under the Loan Documents on or before the Maturity Date; and
(gg)         promptly upon the request of any Lender, (x) copies of any letters of intent, term sheets or other documents executed in connection with potential Qualifying Liquidity Event transactions and (y) updates on the status of any such transactions.

(o)       Sections 6.12(a), (b), (c) and (d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
6.12         Financial Covenants.
(a) Lease-Adjusted Total Debt To EBITDAR Ratio.  Maintain on a consolidated basis a Lease-Adjusted Total Debt to EBITDAR Ratio not greater than the ratio opposite the applicable testing date set forth in the table below:
Testing Date	Maximum Lease-Adjusted Total Debt to EBITDAR Ratio
June 30, 2018	6.09:1.00
July 31, 2018	5.91:1.00
August 31, 2018	5.61:1.00
September 30, 2018	5.19:1.00
October 31, 2018	4.86:1.00
November 30, 2018	4.61:1.00
December 31, 2018	4.61:1.00
January 31, 2019	3.39:1.00
February 28, 2019	2.95:1.00
March 31, 2019	3.14:1.00
April 30, 2019	3.24:1.00
May 31, 2019	3.48:1.00

(b) Fixed Charge Coverage Ratio.  Maintain on a consolidated basis a Fixed Charge Coverage Ratio not less than the ratio opposite the applicable testing date set forth in the table below:
Testing Date	Minimum Fixed Charge Coverage Ratio
June 30, 2018	0.90:1.00
July 31, 2018	0.95:1.00
August 31, 2018	1.00:1.00
September 30, 2018	1.00:1.00
October 31, 2018	1.00:1.00
November 30, 2018	1.00:1.00
December 31, 2018	1.00:1.00
January 31, 2019	1.00:1.00
February 28, 2019	1.00:1.00
March 31, 2019	1.00:1.00
April 30, 2019	1.00:1.00
May 31, 2019	1.00:1.00

(c) Asset Coverage Ratio.  Not permit the Asset Coverage Ratio to be less than 1.0 to 1.0 as of the last Business Day of any calendar week.

(d) Maximum Disbursements.  Not permit the aggregate amount of Disbursements of the Loan Parties to exceed the amount opposite the applicable period set forth in the table below:
Period	Maximum Disbursements
July 1, 2018 through and including July 28, 2018	$97,100,000
July 29, 2018 through and including September 1, 2018	$113,500,000
September 2, 2018 through and including September 29, 2018	$73,900,000
September 30, 2018 through and including November 3, 2018	$117,500,000
November 4, 2018 through and including December 1, 2018	$82,700,000
December 2, 2018 through and including December 29, 2018	$78,557,000
December 30, 2018 through and including January 26, 2019	$77,858,000
January 27, 2019 through and including March 2, 2019	$79,092,000
March 3, 2019 through and including March 30, 2019	$47,726,000
March 31, 2019 through and including April 27, 2019	$48,690,000
April 28, 2019 through and including June 1, 2019	$67,612,000
June 2, 2019 through and including June 29, 2019	$48,729,000

(p)         The last sentence of Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Notwithstanding the foregoing, the Loan Parties shall not be required to comply with the requirements of this Section 6.17 with respect to any Vehicle for which the applicable Lien Vehicle Documentation has been, as of the Eleventh Amendment Effective Date, lost or destroyed or otherwise is not in the possession or control of the Loan Parties so long as the aggregate net orderly liquidation value of such Vehicles does not exceed $3,000,000; provided that the net book value (if any) of any such Vehicle shall be excluded from the calculation of Total Assets.

(q)          A new Section 6.26 is hereby added to the Credit Agreement to read as follows:
6.26       Letters of Credit.  Without limiting the Loan  Parties’ obligations under Section 2.14(a), upon the earlier of (i) the Maturity Date or (ii) repayment in full of all Obligations (other than L/C Obligations and, to the extent constituting Obligations, (i) any Banking Services Obligations and (ii) any obligations under any Swap Contract), the Loan Parties shall either (x) Cash Collateralize the Dollar Equivalent of the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto) or (y) obtain replacement letters of credit or take such other actions that would permit the termination of the L/C Obligations in a manner satisfactory to the L/C Issuer, the Administrative Agent and each Lender.

(r)            Section 7.05(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)             (i) Dispositions of trucks, truck-tractors, trailers and semi-trailers in the ordinary course of business while there exists no Event of Default so long as the net book value of all assets Disposed of in any fiscal year does not exceed 15% of the net book value of the consolidated assets of the Loan Parties as of the last day of the preceding fiscal year and (ii) the Disposition of the real property located at 6299 W. CR 300, South Greenfield, Indiana so long as such Disposition is made to an unaffiliated third party pursuant to an arms-length transaction; and

(s)            Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 2.01.

5.             Twelfth Amendment Fee.  The Borrower shall pay to the Administrative Agent, for the ratable benefit of each Lender, an amendment fee in an amount equal to four percent (4.0%) of the Aggregate Commitments as of the date of, and after giving effect to, this Amendment (the “Twelfth Amendment Fee”), which Twelfth Amendment Fee shall be fully earned and non-refundable as of the Twelfth Amendment Effective Date; provided, that (i) if all Obligations under the Loan Documents are repaid in full on or before January 31, 2019, an amount equal to 100% of the Twelfth Amendment Fee shall be forgiven by the Lenders, (ii) if all Obligations under the Loan Documents are repaid in full on or before February 28, 2019, an amount equal to 87.5% of the Twelfth Amendment Fee shall be forgiven by the Lenders and (iii) if all Obligations under the Loan Documents are repaid in full on or before March 29, 2019, an amount equal to 75% of the Twelfth Amendment Fee shall be forgiven by the Lenders.  Subject to the foregoing, the Twelfth Amendment Fee shall be due and payable as follows: (x) an amount equal to 40% of the Twelfth Amendment Fee shall be due and payable on April 1, 2019; (y) an amount equal to 30% of the Twelfth Amendment Fee shall be due and payable on May 1, 2019 and (z) the remainder of the Twelfth Amendment Fee shall be due and payable on June 3, 2019; provided, that the entire amount of the Twelfth Amendment Fee shall be automatically due and payable upon the earlier to occur of acceleration of the Obligations under the Loan Documents or, subject to the proviso in the first sentence of this Section 5, repayment in full of all Obligations under the Loan Documents.

6.              Acknowledgment of Dissolution.  The undersigned Loan Parties hereby confirm that The American Franchising Group LLC, an Indiana limited liability company (“AFG”), has been administratively dissolved by the state of Indiana as permitted under Section 5 of the Eleventh Amendment and that AFG has no material assets or operations.  The parties hereto acknowledge and agree that (i) once AFG is fully dissolved and ceases to exist, it will automatically cease to be a Loan Party and (ii) AFG’s execution, delivery, and performance of this Amendment is necessary to wind up and liquidate its business and affairs.

7.              Conditions Precedent.  This Amendment shall become effective as of the date hereof upon the satisfaction (or waiver by the Administrative Agent) of the following conditions precedent:

(a)            receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors (excluding the Mexican Loan Parties), each Lender and the Administrative Agent;

(b)            receipt by the Administrative Agent of an updated organizational chart of the Loan Parties and each of their respective Subsidiaries giving effect to (i) the Borrower’s Disposition of its interest in 19th Capital Group, LLC and (ii) the dissolution of subsidiaries permitted under Section 5 of the Eleventh Amendment;

(c)            receipt by the Administrative Agent of (i) a consolidated forecast of cash flows for the Borrower and its Subsidiaries for the thirteen (13) weeks immediately following the Twelfth Amendment Effective Date, in form and detail reasonably satisfactory to the Lenders and (ii) a schedule of professional fee obligations of the Borrower and its Subsidiaries that have been invoiced to date detailed by firm and including the amount owed to such firm and the timing and amount of projected payments to such firm, for the period included in such forecast;

(d)            receipt by the Administrative Agent of opinions of legal counsel to the Borrower in form and substance reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender, dated as of the date hereof; and

(e)             receipt by the Administrative Agent of a certificate of each Loan Party (excluding the Mexican Loan Parties) dated as of the date hereof signed by a Responsible Officer of such Loan Party (A) certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Loan Party approving this Amendment and (B) in the case of the Borrower, certifying that, after giving effect to this Amendment, (1) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events, and (2) no Default exists after giving effect to this Amendment.

8.             Payment of Fees and Expenses.  Without limiting the Loan Parties’ obligations under Section 10.04 of the Credit Agreement, the Borrower shall, promptly, and in any event within 5 Business Days of demand therefor, reimburse (i) the Administrative Agent for all fees and expenses of the Administrative Agent (including without limitation, all fees and expenses of US, Mexican and Canadian counsel to the Administrative Agent and financial advisors to the Administrative Agent and all appraisal, inspection and other costs incurred by the Administrative Agent) and (ii) each Lender for all reasonable out-of-pocket travel expenses of, and fees and expenses of counsel to, such Lender, in each case, incurred in connection with the Loan Documents, including without limitation this Amendment.

9.             Release.  In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Amendment, each of the undersigned Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent’s and the Lenders’ predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the undersigned Loan Parties may have or claim to have against any entity or other Person within the Lender Group.

10.           Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

11.           Representations and Warranties; No Default.  Each undersigned Loan Party represents and warrants to the Administrative Agent and each Lender that (a) any forecasts of cash flows and other projections delivered to the Administrative Agent or any Lender prior to the Twelfth Amendment Effective Date reflect the Borrower’s good faith estimate of the matters described therein, (b) the representations and warranties of each undersigned Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events, and (c) after giving effect to this Amendment, no Default exists, including without limitation any Default under Section 8.01(e) of the Credit Agreement.

12.            No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

13.            Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

14.            Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
15.            Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Indiana.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:	CELADON GROUP, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

GUARANTORS:	CELADON TRUCKING SERVICES, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON LOGISTICS SERVICES, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY EQUIPMENT LEASING, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON E-COMMERCE, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

GUARANTORS:	A&S SERVICES GROUP, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

OSBORN TRANSPORTATION, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON CANADIAN HOLDINGS, LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

HYNDMAN TRANSPORT LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

BEE LINE, INC.

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

GUARANTORS:	BUCKLER TRANSPORT, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON DRIVING ACADEMY, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON REALTY, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

DISTRIBUTION, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

EAGLE LOGISTICS SERVICES INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

GUARANTORS:	QUALITY COMPANIES LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

TAYLOR EXPRESS, INC.

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

GUARANTORS:	THE AMERICAN FRANCHISING GROUP LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

A&S REAL ESTATE HOLDINGS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

BUCKLER LOGISTICS, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

HUNT VALLEY EQUIPMENT CO., LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

J. DAVID BUCKLER, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY INSURANCE LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

GUARANTORS:	VORBAS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

A&S KINARD LOGISTICS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

BUCKLER DISTRIBUTION CENTER, L.P.

	By:	J. David Buckler, Inc., its general partner

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

	By:	/s/ Troy F Jefferson
	Name:	Troy F Jefferson
	Title:	Senior Vice President

CITIZENS BANK, N.A., as a Lender

	By:	/s/ Gregory R.D. Clark
	Name:	Gregory R.D. Clark
	Title:	Executive Vice President

Schedule 2.01

SCHEDULE 2.01
COMMITMENTS
 AND APPLICABLE PERCENTAGES
Lender	Commitment	Applicable Percentage

Bank of America, N.A.	$99,266,666.75	41.6666667%

Wells Fargo Bank, N.A.	$99,266,666.75	41.6666667%

Citizens Bank, N.A.	$39,706,666.50	16.6666666%

Total	$238,240,000.00	100.00%

Back to Form 8-K